Protective Life Corporation Post Office Box 2606 Birmingham, AL 35202 Phone 205-268-1000	Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly and annual statistical financial information for the quarter and year ended December 31, 2007. This document is dated February 7, 2008. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”) and value of businesses acquired (“VOBA”) and participating income from real estate ventures) and the cumulative effect of change in accounting principle. Consolidated and segment operating income excludes net realized investment gains (losses) (net of the related amortization of DAC and VOBA and participating income from real estate ventures) and the cumulative effect of change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses) but are considered part of operating income because the derivatives are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to DAC and VOBA, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION
Quarterly Financial Highlights
(Dollars in thousands)
(Unaudited)

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
Pretax Operating Income *	2006	2007	2007	2007	2007	2006	2007

Life Marketing	$41,913	$65,280	$37,834	$39,974	$46,098	$174,189	$189,186
Acquisitions	33,610	32,249	30,814	30,375	35,809	104,534	129,247
Annuities	8,403	5,606	6,669	6,436	4,340	24,645	23,051
Stable Value Contracts	12,500	12,186	12,355	13,107	12,583	47,073	50,231
Asset Protection	6,570	10,084	11,522	9,905	10,048	9,811	41,559
Corporate & Other	(2,807)	1,777	(1,300)	2,342	(6,236)	11,776	(3,417)
Total Pretax Operating Income	$100,189	$127,182	$97,894	$102,139	$102,642	$372,028	$429,857

Balance Sheet Data

Total GAAP Assets	$39,795,294	$39,791,832	$40,237,283	$41,461,169	$41,744,849
Share Owners' Equity	$2,313,075	$2,419,317	$2,293,542	$2,405,623	$2,456,761
Share Owners' Equity (excluding accumulated other comprehensive income) **	$2,300,644	$2,381,363	$2,432,674	$2,491,334	$2,537,290

Stock Data

Closing Price	$47.50	$44.04	$47.81	$42.44	$41.02	$47.50	$41.02
Average Shares Outstanding
Basic	70,811,686	71,017,662	71,074,976	71,074,619	71,076,532	70,795,453	71,061,152
Diluted	71,269,472	71,487,063	71,490,467	71,467,009	71,467,783	71,390,513	71,478,021

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Statements Of Income
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2006	2007	2007	2007	2007	2006	2007
REVENUES
Gross Premiums and Policy Fees	$665,975	$657,017	$691,165	$676,500	$702,341	$2,317,337	$2,727,023
Reinsurance Ceded	(411,088)	(370,997)	(422,766)	(368,878)	(438,043)	(1,371,215)	(1,600,684)
Net Premiums and Policy Fees	254,887	286,020	268,399	307,622	264,298	946,122	1,126,339
Net investment income	409,233	415,682	410,436	428,792	421,024	1,419,778	1,675,934
RIGL - Derivatives	25,248	(2,291)	76,281	(37,467)	(28,054)	(21,516)	8,469
RIGL - All Other Investments	5,623	13,294	(66,609)	43,114	18,803	104,084	8,602
Other income	66,175	73,792	57,452	51,874	42,227	230,665	225,345
Total Revenues	761,166	786,497	745,959	793,935	718,298	2,679,133	3,044,689

BENEFITS & EXPENSES
Benefits and settlement expenses	462,722	467,785	458,949	504,905	462,068	1,637,215	1,893,707
Amortization of deferred policy acquisition costs and value of businesses acquired	74,421	76,380	78,036	73,863	71,991	225,804	300,270
Other operating expenses	71,719	85,138	80,130	70,663	54,166	311,426	290,097
Interest on indebtedness - subsidiaries	6,489	8,728	12,441	22,524	20,448	20,633	64,141
Interest on indebtedness - holding company - other debt	5,746	5,737	5,561	5,162	6,322	21,892	22,782
Interest on indebtedness - holding company - hybrid securities	9,402	9,401	9,401	9,401	9,401	30,255	37,604
Total Benefits and Expenses	630,499	653,169	644,518	686,518	624,396	2,247,225	2,608,601

INCOME BEFORE INCOME TAX	130,667	133,328	101,441	107,417	93,902	431,908	436,088
Income tax expense	45,485	42,745	36,336	34,425	33,016	150,347	146,522
Discontinued Operations	0	0	0	0	0	0	0
NET INCOME	$85,182	$90,583	$65,105	$72,992	$60,886	$281,561	$289,566

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.91	$1.21	$0.88	$0.97	$0.93
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.23	(0.03)	0.68	(0.34)	(0.24)
RIGL - All Other Investments, net of participating income	0.05	0.09	(0.65)	0.39	0.16
Discontinued Operations	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$1.19	$1.27	$0.91	$1.02	$0.85
Average shares outstanding-diluted	71,269,472	71,487,063	71,490,467	71,467,009	71,467,783
Dividends paid	$0.215	$0.215	$0.225	$0.225	$0.225
PER SHARE DATA FOR YTD
Operating income-diluted *	$3.39	$1.21	$2.09	$3.06	$3.99	$3.39	$3.99
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.20)	(0.03)	0.65	0.31	0.07	(0.20)	0.07
RIGL - All Other Investments, net of participating income	0.75	0.09	(0.56)	(0.17)	(0.01)	0.75	(0.01)
Discontinued Operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$3.94	$1.27	$2.18	$3.20	$4.05	$3.94	$4.05
Average shares outstanding-diluted	71,390,513	71,487,063	71,488,786	71,481,471	71,478,021	71,390,513	71,478,021
Dividends paid	$0.840	$0.215	$0.440	$0.665	$0.890	$0.840	$0.890

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
	2006	2007	2007	2007	2007
ASSETS
Fixed maturities	$21,367,263	$21,570,487	$21,459,631	$22,278,777	$23,389,069
Equity securities	128,695	69,211	68,540	73,237	117,037
Mortgage loans	3,880,028	4,025,025	4,119,350	4,193,776	3,284,326
Investment real estate	38,918	38,828	12,067	9,735	8,026
Policy loans	839,502	822,930	819,387	816,958	818,280
Other long-term investments	310,225	167,571	185,958	183,667	185,892
Long-term investments	26,564,631	26,694,052	26,664,933	27,556,150	27,802,630
Short-term investments	1,381,073	1,064,768	809,957	1,105,393	1,236,443
Total investments	27,945,704	27,758,820	27,474,890	28,661,543	29,039,073
Cash	69,516	120,190	361,129	175,420	146,152
Accrued investment income	284,529	265,772	284,181	277,696	291,734
Accounts and premiums receivable	194,447	121,051	206,857	234,351	87,883
Reinsurance receivable	4,618,122	4,780,956	4,881,638	4,956,979	5,089,100
Deferred policy acquisition costs and value of businesses acquired	3,198,735	3,212,048	3,391,650	3,393,961	3,390,644
Goodwill	100,479	100,318	114,717	118,032	118,032
Property and equipment, net	43,796	42,245	43,328	42,510	42,795
Other assets	165,656	163,543	155,102	162,930	154,145
Income Tax Receivable	116,318	116,684	50,102	128,143	125,268
Assets Related to Separate Accounts
Variable Annuity	2,750,129	2,790,233	2,929,160	2,955,534	2,910,606
Variable Universal Life	307,863	319,972	344,529	354,070	350,802

TOTAL ASSETS	$39,795,294	$39,791,832	$40,237,283	$41,461,169	$41,746,234

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
LIABILITIES	2006	2007	2007	2007	2007

Future policy benefits and claims	$15,120,996	$15,285,420	$15,644,544	$15,898,097	$16,249,495
Unearned premiums	938,934	1,020,401	1,093,468	1,131,611	1,179,812
Stable value product deposits	5,513,464	5,055,382	4,806,721	4,988,787	5,046,463
Annuity deposits	8,958,089	8,966,309	8,786,272	8,882,935	8,708,383
Other policyholders' funds	328,664	323,898	372,299	353,301	307,950
Securities sold under repurchase agreements	16,949	2,844	312,000	144,200	0
Other liabilities	1,310,145	1,227,373	1,357,877	1,310,059	1,188,773
Accrued income taxes	0	0	0	0	0
Deferred income taxes	374,486	429,481	312,154	439,495	472,782
Non-recourse funding obligations	425,000	525,000	600,000	1,175,000	1,375,000
Debt	479,132	466,532	444,852	482,852	559,852
Liabilities related to variable interest entities	420,395	421,684	400,000	400,000	400,000
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Minority interest - subsidiaries	13,230	13,243	15,122	14,862	14,812
Liabilities related to separate accounts
Variable annuity	2,750,129	2,790,233	2,929,160	2,955,534	2,910,606
Variable universal life	307,863	319,972	344,529	354,070	350,802
TOTAL LIABILITIES	37,482,219	37,372,515	37,943,741	39,055,546	39,289,473

SHARE-OWNERS' EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	438,485	440,813	442,504	443,912	444,765
Treasury stock	(11,796)	(11,468)	(11,181)	(11,140)	(11,140)
Cumulative Effect Adjustments - FAS 155 & FIN 48	0	2,146	2,146	2,146	2,146
Unallocated ESOP shares	(1,231)	(853)	(852)	(852)	(852)
Retained earnings	1,838,560	1,914,099	1,963,431	2,020,642	2,065,745
Accumulated other comprehensive income	12,431	37,954	(139,132)	(85,711)	(80,529)

Total Share-owners' Equity	2,313,075	2,419,317	2,293,542	2,405,623	2,456,761

TOTAL LIABILITIES AND EQUITY	$39,795,294	$39,791,832	$40,237,283	$41,461,169	$41,746,234

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$33.06	$34.53	$32.70	$34.29	$35.02
Accumulated other comprehensive income	0.18	0.54	(1.98)	(1.23)	(1.15)
Excluding accumulated other comprehensive income *	$32.88	$33.99	$34.68	$35.52	$36.17

Total Share-owners' Equity	$2,313,075	$2,419,317	$2,293,542	$2,405,623	$2,456,761
Accumulated other comprehensive income	12,431	37,954	(139,132)	(85,711)	(80,529)
Share-owners' Equity (excluding accumulated other comprehensive income) *	$2,300,644	$2,381,363	$2,432,674	$2,491,334	$2,537,290

Common shares outstanding	69,964,648	70,056,891	70,140,728	70,147,926	70,149,062
Treasury Stock shares	3,287,312	3,195,069	3,111,232	3,104,034	3,102,898

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION
Calculation of Operating Earnings Per Share
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2006	2007	2007	2007	2007	2006	2007

CALCULATION OF NET INCOME PER SHARE

Net income	$85,182	$90,583	$65,105	$72,992	$60,886	$281,561	$289,566

Average shares outstanding-basic	70,811,686	71,017,662	71,074,976	71,074,619	71,076,532	70,811,686	71,061,152
Average shares outstanding-diluted	71,269,472	71,487,063	71,490,467	71,467,009	71,467,783	71,269,472	71,478,021

Net income per share-basic	$1.21	$1.28	$0.92	$1.03	$0.85	$3.98	$4.07
Net income per share-diluted	$1.19	$1.27	$0.91	$1.02	$0.85	$3.94	$4.05

Income from continuing operations	$85,182	$90,583	$65,105	$72,992	$60,886	$281,561	$289,566
EPS (basic)	$1.21	$1.28	$0.92	$1.03	$0.85	$3.98	$4.07
EPS (diluted)	$1.19	$1.27	$0.91	$1.02	$0.85	$3.94	$4.05

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$25,248	$(2,291)	$76,281	$(37,467)	$(28,054)	$(21,516)	$8,469
Derivative Gains related to Corporate Debt and Investments	(77)	(257)	(237)	(132)	(195)	(2,737)	(821)
Derivative Gains related to Annuities	960	(254)	(1,351)	(193)	1,866	2,747	68
RIGL - All Other Investments, net of participating income	5,623	10,144	(70,316)	43,114	18,803	90,590	1,745
Related amortization of DAC & VOBA	(1,276)	(1,196)	(830)	(44)	(1,160)	(9,204)	(3,230)
	30,478	6,146	3,547	5,278	(8,740)	59,880	6,231
Tax effect	(10,667)	(2,151)	(1,242)	(1,847)	3,059	(20,958)	(2,181)
	$19,811	$3,995	$2,305	$3,431	$(5,681)	$38,922	$4,050

RIGL - Derivatives per share-diluted	$0.23	$(0.03)	$0.68	$(0.34)	$(0.24)	$(0.20)	$0.07
RIGL - All Other Investments per share-diluted	$0.05	$0.09	$0.65	$0.39	$0.16	$0.75	$(0.01)

OPERATING INCOME PER SHARE *

Net income per share-diluted	$1.19	$1.27	$0.91	$1.02	$0.85	$3.94	$4.05
Discontinued operations	0	0	0	0	0	0	0
RIGL - Derivatives per share-diluted	0.23	(0.03)	0.68	(0.34)	(0.24)	(0.20)	0.07
RIGL - All Other Investments, net of participating income per share-diluted	0.05	0.09	(0.65)	0.39	0.16	0.75	(0.01)
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$0.91	$1.21	$0.88	$0.97	$0.93	$3.39	$3.99

NET OPERATING INCOME *

Net income	$85,182	$90,583	$65,105	$72,992	$60,886	$281,561	$289,566
RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	16,985	(1,822)	48,551	(24,565)	(17,149)	(13,979)	5,015
RIGL - All Other Investments net of tax, amortization, and participating income	2,826	5,816	(46,245)	27,996	11,468	52,901	(965)
Discontinued operations	0	0	0	0	0	0	0
Change in accounting principle	0	0	0	0	0	0	0
Net operating income	$65,371	$86,589	$62,799	$69,561	$66,567	$242,639	$285,516

PRETAX OPERATING INCOME **

Income before income tax and discontinued operations	$130,667	$133,328	$101,441	$107,417	$93,902	$431,908	$436,088
RIGL - Derivatives	25,248	(2,291)	76,281	(37,467)	(28,054)	(21,516)	8,469
Derivative gains related to corporate debt, investments & annuities	882	(511)	(1,588)	(325)	1,671	10	(753)
RIGL - All Other Investments, net of participating income	5,623	10,144	(70,316)	43,114	18,803	90,590	1,745
Related amortization of DAC & VOBA	(1,276)	(1,196)	(830)	(44)	(1,160)	(9,204)	(3,230)
Pretax operating income	$100,190	$127,182	$97,894	$102,139	$102,642	$372,028	$429,857

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION
Invested Asset Summary
(Dollars in millions)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
	2006	2006	2007	2007	2007
Total Portofolio

Fixed Income	$21,367.3	$21,570.5	$21,459.6	$22,278.8	$23,389.1
Mortgage Loans	3,880.0	4,025.0	4,119.3	4,193.8	3,284.3
Real Estate	38.9	38.8	12.1	9.7	8.0
Equities	128.7	69.2	68.5	73.2	117.0
Policy Loans	839.5	822.9	819.4	817.0	818.3
Short Term Investments	1,381.1	1,064.8	810.0	1,105.4	1,236.4
Other Long Term Investments	310.2	167.6	186.0	183.6	185.9
Total Invested Assets	$27,945.7	$27,758.8	$27,474.9	$28,661.5	$29,039.0

Fixed Income

Corporate Bonds	$10,223.1	$10,796.0	$10,972.0	$11,474.8	$11,778.6
Mortgage Backed Securities	7,870.3	8,331.8	8,004.5	8,597.5	9,363.9
US Govt Bonds	1,373.8	529.4	570.8	260.4	321.8
Public Utilities	1,784.5	1,794.4	1,820.3	1,853.8	1,836.1
States, Municipals and Political Subdivisions	115.3	118.6	91.7	92.0	88.4
Preferred Securities	0.1	0.1	0.1	0.1	0.1
Convertibles and Bonds with Warrants	0.2	0.2	0.2	0.2	0.2
Total Fixed Income Portfolio	$21,367.3	$21,570.5	$21,459.6	$22,278.8	$23,389.1

Fixed Income - Quality

AAA	46.2%	44.1%	42.5%	42.3%	43.4%
AA	6.8%	8.4%	8.5%	9.5%	8.8%
A	18.4%	19.1%	19.8%	18.5%	18.5%
BBB	27.0%	26.7%	26.7%	26.6%	25.7%
BB or Less	1.6%	1.7%	2.5%	3.1%	3.6%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	68.3%	66.9%	65.9%	66.4%	65.0%
Apartments	10.0%	11.2%	11.6%	10.2%	10.2%
Office Buildings	11.9%	12.2%	12.8%	13.0%	13.9%
Warehouses	7.1%	7.0%	7.6%	8.2%	8.1%
Miscellaneous	2.7%	2.7%	2.1%	2.2%	2.8%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$0.0	$2.0	$0.0	$0.0	$7.5
90 Days Past Due	0.0	0.0	0.0	21.6	0.0
Renegotiated Loans	0.1	0.1	2.1	2.1	0.0
Foreclosed Real Estate	15.7	0.0	0.0	0.0	0.0
	$15.8	$2.1	$2.1	$23.7	$7.5
Trading Portfolio Composition (excl. Modco Trading Portfolio)

Asset Class
AAA	199.6	198.7	194.4	191.1	186.6
AA	31.0	20.0	20.0	31.7	31.4
A	51.9	56.8	56.3	46.1	56.8
BBB	113.5	121.7	132.8	137.8	136.7
BB	4.9	4.9	5.0	5.0	0.0
B	6.2	6.4	0.0	0.0	0.0
Short Term Investments	8.4	6.5	4.2	6.2	15.0
Swaps	4.5	3.5	6.7	3.2	(4.7)
Total	$420.0	$418.5	$419.4	$421.1	$421.8

PROTECTIVE LIFE CORPORATION
Life Marketing and Acquisitions - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2006	2007	2007	2007	2007	2006	2007
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$349,650	$345,685	$361,624	$360,450	$385,268	$1,327,865	$1,453,027
Reinsurance Ceded	(254,542)	(207,614)	(239,702)	(203,285)	(262,649)	(906,590)	(913,250)
Net Premiums and Policy Fees	95,108	138,071	121,922	157,165	122,619	421,275	539,777
Net investment income	79,726	81,103	82,291	79,437	82,287	308,497	325,118
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	43,539	51,365	30,992	27,514	28,485	137,891	138,356
Total Revenues	218,373	270,539	235,205	264,116	233,391	867,663	1,003,251

BENEFITS & EXPENSES
Benefits and settlement expenses	130,396	149,329	152,147	182,010	151,577	535,940	635,063
Amortization of deferred policy acquisition costs and value of businesses acquired	17,436	28,698	25,564	27,807	24,025	60,227	106,094
Other operating expenses	28,628	27,232	19,660	14,325	11,691	97,307	72,908
Total Benefits and Expenses	176,460	205,259	197,371	224,142	187,293	693,474	814,065

INCOME BEFORE INCOME TAX	$41,913	$65,280	$37,834	$39,974	$46,098	$174,189	$189,186

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$199,891	$194,482	$214,464	$198,381	$203,369	$514,571	$810,696
Reinsurance Ceded	(110,416)	(118,242)	(137,370)	(122,347)	(132,581)	(256,311)	(510,540)
Net Premiums and Policy Fees	89,475	76,240	77,094	76,034	70,788	258,260	300,156
Net investment income	152,686	148,986	145,263	143,342	141,374	413,636	578,965
RIGL - Derivatives	13,379	(3,703)	71,782	(38,782)	(22,259)	(45,165)	7,038
RIGL - All Other Investments	(747)	7,933	(69,216)	38,431	20,080	73,881	(2,772)
Other income	354	2,248	2,525	2,405	2,284	6,038	9,462
Total Revenues	255,147	231,704	227,448	221,430	212,267	706,650	892,849

BENEFITS & EXPENSES
Benefits and settlement expenses	181,149	161,904	158,284	162,460	151,323	494,533	633,971
Amortization of deferred policy acquisition costs and value of businesses acquired	30,528	20,554	19,977	18,435	20,273	58,814	79,239
Other operating expenses	(1,182)	13,373	16,584	10,772	7,478	26,829	48,207
Total Benefits and Expenses	210,495	195,831	194,845	191,667	179,074	580,176	761,417

INCOME BEFORE INCOME TAX	44,652	35,873	32,603	29,763	33,193	126,474	131,432

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	13,379	(3,703)	71,782	(38,782)	(22,259)	(45,165)	7,038
Less: RIGL - All Other Investments	(747)	7,933	(69,216)	38,431	20,080	73,881	(2,772)
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	1,590	606	777	261	437	6,776	2,081

PRETAX OPERATING INCOME	$33,610	$32,249	$30,814	$30,375	$35,809	$104,534	$129,247

PROTECTIVE LIFE CORPORATION
Life Marketing and Annuities Data
(Dollars in thousands)
(Unaudited)

	2006	2007	2007	2007	2007	12 MOS	12 MOS
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	2006	2007
LIFE MARKETING

SALES BY PRODUCT
Term	$32,619	$33,492	$43,955	$36,326	$31,544	$145,380	$145,317
U/L	15,090	14,197	18,515	24,761	18,290	75,715	75,763
VUL	1,914	1,828	2,181	1,826	1,850	6,524	7,685
Total	$49,623	$49,517	$64,651	$62,913	$51,684	$227,619	$228,765

SALES BY DISTRIBUTION
Brokerage general agents	$29,439	$29,879	$41,210	$35,919	$31,250	$133,995	$138,258
Independent agents	9,932	8,328	10,629	11,461	8,843	40,762	39,261
Stockbrokers/banks	6,983	8,493	9,452	9,651	8,760	35,748	36,356
Direct Response & BOLI	3,269	2,817	3,360	5,882	2,831	17,114	14,890
Total	$49,623	$49,517	$64,651	$62,913	$51,684	$227,619	$228,765

ANNUITIES

SALES
Variable Annuity	$91,526	$78,982	$123,263	$147,275	$122,962	$322,762	$472,482
Immediate Annuity	73,057	54,004	61,517	58,292	103,115	226,507	276,928
Single Premium Deferred Annuity	124,688	69,860	114,326	130,293	65,016	275,860	379,495
Market Value Adjusted Annuity	99,166	104,876	121,839	170,122	116,472	298,514	513,309
Equity Indexed Annuity	12,648	7,451	7,872	4,987	3,900	77,297	24,210
Total	$401,085	$315,173	$428,817	$510,969	$411,465	$1,200,940	$1,666,424

PRETAX OPERATING INCOME
Variable Annuity	$5,701	$4,673	$5,114	$3,565	$5,828	$19,890	$19,180
Fixed Annuity	2,702	933	1,555	2,871	(1,488)	4,755	3,871
Total	$8,403	$5,606	$6,669	$6,436	$4,340	$24,645	$23,051

DEPOSIT BALANCE
VA Fixed Annuity	$206,237	$194,479	$214,966	$234,950	$214,220
VA Separate Account Annuity	2,559,452	2,594,554	2,725,302	2,750,591	2,706,239
Sub-total	2,765,689	2,789,033	2,940,268	2,985,541	2,920,459
Fixed Annuity	3,780,062	3,929,194	4,164,402	4,468,045	4,682,912
Total	$6,545,751	$6,718,227	$7,104,670	$7,453,586	$7,603,371

PROTECTIVE LIFE CORPORATION
Annuities, Stable Value Contracts, and Asset Protection
Quarterly Earnings Trends (Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2006	2007	2007	2007	2007	2006	2007
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$8,136	$8,262	$8,633	$8,481	$8,787	$32,074	$34,163
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	8,136	8,262	8,633	8,481	8,787	32,074	34,163
Net investment income	60,326	60,861	64,890	69,313	72,244	225,160	267,308
RIGL - Derivatives	(960)	254	1,351	193	(1,866)	(2,747)	(68)
RIGL - All Other Investments	(223)	1,664	53	(266)	557	4,697	2,008
Other income	2,725	2,713	2,797	2,769	3,006	10,436	11,285
Total Revenues	70,004	73,754	77,724	80,490	82,728	269,620	314,696

BENEFITS & EXPENSES
Benefits and settlement expenses	48,809	55,949	56,101	62,731	65,429	191,238	240,210
Amortization of deferred policy acquisition costs and value of businesses acquired	7,585	5,128	9,909	5,022	7,626	27,872	27,685
Other operating expenses	5,116	5,997	5,045	6,350	5,499	23,596	22,891
Total Benefits and Expenses	61,510	67,074	71,055	74,103	78,554	242,706	290,786

INCOME BEFORE INCOME TAX	8,494	6,680	6,669	6,387	4,174	26,914	23,910

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(960)	254	1,351	193	(1,866)	(2,747)	(68)
Add back: Derivative gains related to equity indexed annuities	(960)	254	1,351	193	(1,866)	(2,747)	(68)
Less: RIGL - All Other Investments	(223)	1,664	53	(266)	557	4,697	2,008
Add back: Related amortization of deferred policy acquisition costs	(314)	590	53	(217)	723	2,428	1,149

PRETAX OPERATING INCOME	$8,403	$5,606	$6,669	$6,436	$4,340	$24,645	$23,051

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$0	$0	$0	$0	$0	$0	$0
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	0	0	0	0	0	0	0
Net investment income	80,336	79,101	71,478	73,501	76,121	325,653	300,201
RIGL - Derivatives	210	4,270	(104)	(148)	237	607	4,255
RIGL - All Other Investments	574	(2,845)	(479)	(185)	648	554	(2,861)
Other income	0	0	0	0	0	0	0
Total Revenues	81,120	80,526	70,895	73,168	77,006	326,814	301,595

BENEFITS & EXPENSES
Benefits and settlement expenses	65,819	64,719	57,097	58,340	61,304	269,851	241,460
Amortization of deferred policy acquisition costs and value of businesses acquired	1,009	1,168	987	985	1,059	4,438	4,199
Other operating expenses	1,008	1,028	1,039	1,069	1,175	4,291	4,311
Total Benefits and Expenses	67,836	66,915	59,123	60,394	63,538	278,580	249,970

INCOME BEFORE INCOME TAX	13,284	13,611	11,772	12,774	13,468	48,234	51,625

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	210	4,270	(104)	(148)	237	607	4,255
Less: RIGL-All Other Investments	574	(2,845)	(479)	(185)	648	554	(2,861)

PRETAX OPERATING INCOME	$12,500	$12,186	$12,355	$13,107	$12,583	$47,073	$50,231

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$99,067	$99,420	$97,985	$101,189	$96,518	$404,524	$395,112
Reinsurance Ceded	(46,126)	(45,138)	(45,689)	(43,244)	(42,808)	(208,291)	(176,879)
Net Premiums and Policy Fees	52,941	54,282	52,296	57,945	53,710	196,233	218,233
Net investment income	8,812	9,212	9,467	10,188	10,233	33,345	39,100
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	18,087	16,529	20,455	19,330	15,740	66,749	72,054
Total Revenues	79,840	80,023	82,218	87,463	79,683	296,327	329,387

BENEFITS & EXPENSES
Benefits and settlement expenses	27,202	25,815	26,113	30,779	24,105	98,418	106,812
Amortization of deferred policy acquisition costs and value of businesses acquired	17,111	20,703	21,464	21,291	18,822	71,065	82,280
Other operating expenses	28,957	23,421	23,119	25,488	26,708	117,033	98,736
Total Benefits and Expenses	73,270	69,939	70,696	77,558	69,635	286,516	287,828

INCOME BEFORE INCOME TAX	$6,570	$10,084	$11,522	$9,905	$10,048	$9,811	$41,559

PROTECTIVE LIFE CORPORATION
Stable Value Contracts and Asset Protection Data
(Dollars in thousands)
(Unaudited)

	2006	2007	2007	2007	2007	12 MOS	12 MOS
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	2006	2007
STABLE VALUE CONTRACTS

SALES
GIC	$29,000	$2,500	$75,000	$54,500	$800	$294,100	$132,800
GFA - Direct Institutional	0	0	0	0	182,179	0	182,179
GFA - Non-Registered	0	0	0	0	0	0	0
GFA - Registered - Institutional	0	0	50,000	475,000	0	0	525,000
GFA - Registered - Retail	31,164	13,120	10,014	42,735	20,796	139,826	86,665
Total	$60,164	$15,620	$135,014	$572,235	$203,775	$433,926	$926,644

DEPOSIT BALANCE
Quarter End Balance	$5,513,464	$5,055,382	$4,806,721	$4,988,787	$5,046,463	$5,513,464	$5,046,463
Average Daily Balance	$5,520,061	$5,461,832	$4,780,565	$4,826,108	$4,964,733	$5,751,796	$5,006,929

OPERATING SPREAD	0.93%	0.92%	1.04%	1.09%	1.02%	0.84%	1.01%

ASSET PROTECTION

SALES
Credit	$27,482	$28,082	$31,579	$27,686	$26,271	$140,769	$113,618
Service Contracts	73,534	74,807	90,588	96,189	79,772	279,781	341,356
Other	39,456	30,186	28,046	20,763	18,347	115,069	97,342
Total	$140,472	$133,075	$150,213	$144,638	$124,390	$535,619	$552,316

Note: The Asset Protection sales amounts relating to Service Contracts and Other lines for 1Q07 thru 3Q07 have been adjusted to provide a consistent presentation with 4Q07.

PROTECTIVE LIFE CORPORATION
Corporate & Other Segment - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2006	2007	2007	2007	2007	2006	2007

REVENUES
Gross Premiums and Policy Fees	$9,231	$9,169	$8,458	$7,999	$8,399	$38,303	$34,025
Reinsurance Ceded	(4)	(4)	(4)	(2)	(5)	(23)	(15)
Net Premiums and Policy Fees	9,227	9,165	8,454	7,997	8,394	38,280	34,010
Net investment income	27,347	36,419	37,047	53,011	38,765	113,487	165,242
RIGL - Derivatives	12,619	(3,112)	3,252	1,270	(4,166)	25,789	(2,756)
RIGL - All Other Investments	6,019	6,542	3,033	5,134	(2,482)	24,952	12,227
Other income	1,470	937	683	(144)	(276)	9,551	1,200
Total Revenues	56,682	49,951	52,469	67,268	40,235	212,059	209,923

BENEFITS & EXPENSES
Benefits and settlement expenses	9,347	10,069	9,207	8,585	8,330	47,235	36,191
Amortization of deferred policy acquisition costs and value of businesses acquired	752	129	135	323	186	3,388	773
Other operating expenses	30,829	37,953	42,086	49,746	44,798	115,150	174,583
Total Benefits and Expenses	40,928	48,151	51,428	58,654	53,314	165,773	211,547

INCOME BEFORE INCOME TAX	15,754	1,800	1,041	8,614	(13,079)	46,286	(1,624)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	12,619	(3,112)	3,252	1,270	(4,166)	25,789	(2,756)
Less: RIGL-All Other Investments, net of participating income	6,019	3,392	(674)	5,134	(2,482)	11,458	5,370
Add back: Derivative gains related to corporate debt and investments	77	257	237	132	195	2,737	821

PRETAX OPERATING INCOME	$(2,807)	$1,777	$(1,300)	$2,342	$(6,236)	$11,776	$(3,417)